Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2023

Jurisdiction of Organization/
Subsidiary	Incorporation
272 Advisors LLC (90% Ownership)*	Delaware
ABJ5, LLC	Delaware
AHCAC (Assignment for the Benefit of Creditors), LLC	California
ANNETNAUS (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
Atlantic Coast Recycling of Ocean County, LLC	Delaware
Atlantic Coast Recycling, LLC	Delaware
Audience (Assignment for the Benefit of Creditors), LLC	California
B. Riley Acquisition Corp. I	Delaware
B. Riley Acquisition Corp. II	Delaware
B. Riley Acquisition Corp. III	Delaware
B. Riley Acquisition Corp. IV	Delaware
B. Riley Acquisition Corp. V	Delaware
B. Riley Acquisition Sponsor Co., I, LLC	Delaware
B. Riley Acquisition Sponsor Co., II, LLC	Delaware
B. Riley Acquisition Sponsor Co., III, LLC	Delaware
B. Riley Acquisition Sponsor Co., IV, LLC	Delaware
B. Riley Acquisition Sponsor Co., V, LLC	Delaware
B. Riley Advisory & Valuation Services, LLC (dba B. Riley Advisory Services) (85.86% Ownership)*	California
B. Riley Advisory Holdings, LLC	Delaware
B. Riley Advisory Services de Mexico, S de RL	Mexico City
B. Riley Advisory US, Inc.	Delaware
B. Riley Asset Management, LLC (90% Ownership)*	Delaware
B. Riley Brand Management, LLC	Delaware
B. Riley Capital Management, LLC	New York
B. Riley Commercial Capital, LLC	Delaware
B. Riley Corporate Services, Inc.	Delaware
B. Riley Environmental Holdings, LLC	Delaware
B. Riley Environmental MIP, LLC	Delaware
B. Riley Farber Advisory Inc. (CAN)	Ontario
B. Riley Farber Inc. (CAN)	Ontario
B. Riley Financial, Inc.	Delaware
B. Riley International, LLC	Delaware
B. Riley Operations Management Services, LLC	Delaware
B. Riley Principal 150 Sponsor Co., LLC (FAZE)	Delaware
B. Riley Principal 175 Merger Corp.	Delaware
B. Riley Principal 175 Sponsor Co., LLC	Delaware
B. Riley Principal 200 Merger Corp.	Delaware
B. Riley Principal 200 Sponsor Co., LLC	Delaware

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2023

B. Riley Principal 250 Sponsor Co., LLC (SPAC 4)	Delaware
B. Riley Principal Capital II, LLC	Delaware
B. Riley Principal Capital, LLC	Delaware
B. Riley Principal Investments RE, LLC	Delaware
B. Riley Principal Investments, LLC	Delaware
B. Riley Principal Sponsor Co. II, LLC (EOS)	Delaware
B. Riley Principal Sponsor Co. III, LLC (National)	Delaware
B. Riley Principal Sponsor Co., LLC (Alta)	Delaware
B. Riley Private Shares Management 2022-1, LLC	Delaware
B. Riley Real Estate Ventures Holdings LLC	Delaware
B. Riley Real Estate, LLC	Delaware
B. Riley Receivables, LLC	Delaware
B. Riley Retail Canada, ULC	British Columbia
B. Riley Retail Int'l., Inc	California
B. Riley Retail RE Holdings LLC	Delaware
B. Riley Retail Solutions WF, LLC	California
B. Riley Retail Solutions, LLC	California
B. Riley Retail, Inc.	California
B. Riley Securities Canada Holdings, Inc.	Delaware
B. RILEY SECURITIES CANADA ULC	British Columbia
B. Riley Securities Holdings, LLC (fka B. Riley FBR Holdings, LLC)	Delaware
B. Riley Securities, Inc.	Delaware
B. Riley Venture Capital, LLC	Delaware
B. Riley Wealth Advisors, Inc.	Washington
B. Riley Wealth Insurance, Inc.	Washington
B. Riley Wealth Management Holdings, Inc.	Delaware
B. Riley Wealth Management, Inc.	Tennessee
B. Riley Wealth Portfolio Advisers, LLC.	Delaware
B. Riley Wealth Private Shares, LLC	Delaware
B. Riley Wealth Tax Services, Inc. (fka National Tax and Financial Services)	Delaware
B. Riley Wholesale & Industrial Solutions, LLC	Delaware
Bandwave Systems, LLC	Michigan
bebe stores, inc. (76.2% ownership)*	California
Benchmark (Assignment for the Benefit of Creditors), LLC	California
Benchmark Landscaping, LLC	Delaware
BR Advisory & Investments, LLC	Delaware
BR Brand Holdings, LLC (80% Ownership)*	New York
BR Events, LLC	California
BR EXAR, LLC	Delaware
BR Financial Holdings, LLC	Delaware
BR Great Northern Mall, LLC	Delaware
BR HYATTSVILLE, LLC	Delaware

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2023

BR Troy, LLC	Delaware
BR West Village, LLC	Delaware
BRC Emerging Managers GP, LLC	Delaware
BRC Partners Management GP, LLC	Delaware
BRF Finance Co., LLC	Delaware
BRF Investments, LLC	Delaware
BR-NRG, LLC	Delaware
BRPI Acquisition Co LLC	Delaware
BRPI Executive Consulting, LLC	Delaware
BRVC bolttech II, LLC (75.73% ownership)*	Delaware
BRVC bolttech, LLC (60.66% ownership)*	Delaware
BRVC Promenade Group, LLC (94.50% ownership)*	Delaware
BRVC Pura, LLC (60.89% ownership)*	Delaware
BRVC SparkCognition, LLC (81.07% ownership)*	Delaware
BRVC Swiftly, LLC (100% ownership)	Delaware
BRVC Uniphore LLC (81.49% ownership)*	Delaware
Bullseye Business Solutions Holdings, LLC	Michigan
Bullseye Business Solutions ULC	British Columbia
Bullseye Telecom of Virginia, LLC	Virginia
Bullseye Telecom, LLC	Michigan
Classmates Media Corporation	Delaware
CrosIT Solutions Ltd.	Israel
CSEIV (Assignment for the Benefit of Creditors), LLC	California
Fandor ABC, LLC	California
FBR Capital Markets PT, Inc	Virginia
Fernish (Assignment for the Benefit of Creditors), LLC	California
FieldX (assignment for the benefit of creditors), LLC	California
Firebrandlive (assignment for the benefit of creditors), LLC	California
GA Asset Advisors, Ltd.	England & Wales
GA Australia II Pty Ltd	Victoria
GA Europe Cooperatief U.A.	Netherlands
GA Europe GmbH	Germany
GACP Finance Co., LLC	Delaware
GAEBB Group B.V.	Netherlands
GD ABC, LLC	California
Georgia Scapes HoldCo LLC (75% Ownership)*	Delaware
Georgia Scapes LLC	Delaware
GlassRatner Advisory & Capital Group, LLC (dba B. Riley Advisory Services)	Delaware
GlassRatner Brokerage Services, Inc.	Georgia
GlassRatner International, Inc.	Delaware
Great American Capital Partners, LLC	Delaware
Great American Global Partners, LLC (50% Ownership)*	California

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2023

Great American Group Intellectual Property Advisors, LLC (dba B. Riley Advisory Services)	California
Great American Group Machinery & Equipment, LLC (dba B. Riley Advisory Services)	California
Hyper Products Inc	Delaware
IEG of OC (assignment for the benefit of creditors), LLC	California
Impact Acquistion, LLC	Delaware
Impact Telecom, LLC	Nevada
ISEEU (assignment for the benefit of creditors), LLC	California
Juno Internet Services, Inc.	Delaware
Juno Online Services, Inc.	Delaware
Lingo Communications of Kentucky, LLC	Michigan
Lingo Management, LLC	Delaware
Lingo Telecom of the West, LLC (to be dissolved)	Delaware
Lingo Telecom of Virginia, LLC	Virginia
Lingo Telecom, LLC	Texas
magicJack Holdings Corporation	Delaware
magicJack L.P.	Delaware
magicJack SMB, Inc. (dba MAGICJACK FOR BUSINESS)	Florida
magicJack VocalTec Ltd.	Israel
magicJack VoIP Services, LLC	Delaware
Marconi Wireless Holdings, LLC	Delaware
MCI (assignment for the benefit of creditors), LLC	California
NAM SPECIAL SITUATIONS MANAGEMENT, LLC	Delaware
National Securities Corporation	Washington
NetZero Modecom, Inc.	Delaware
NetZero Wireless, Inc.	Delaware
NetZero, Inc.	Delaware
NHC Holdings, LLC	Delaware
One Outdoor Holdings, LLC (78.42% Ownership)*	Delaware
PAM23 (Assignment for the Benefit of Creditors), LLC	California
Passu (Assignment for the Benefit of Creditors), LLC	California
Powermat Partners LLC	Delaware
Powermat Partners Management Associates LLC	Delaware
Prime Capital Services, Inc. (dissolving)	New York
PTMILG (Assignment for the Benefit of Creditors), LLC	California
RBFST (Assignment for the Benefit of Creditors), LLC	California
ReVal Group, LLC	Delaware
Rex Healthcare Receivables, LLC	Delaware
Ridgemont Outfitters (assignment for the benefit of creditors), LLC	California
Sena Cases LLC	Delaware
Soundcast (assignment for the benefit of creditors), LLC	California
SSCTOC (Assignment for the Benefit of Creditors), LLC	California

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2023

STCO (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	California
Targus Asia Pacific Co. Ltd. (Thailand)	Thailand
Targus Asia Pacific Ltd.	Hong Kong
Targus Asia Pacific PTE Ltd. (Singapore)	Korea
Targus Asia Pacific Sdn Bhd (Malaysia)	Malaysia
Targus Australia Pty Ltd	NSW
Targus Brasil Comercio De Produtos Acessorios De Informatica Ltda.	Brazil
Targus BV (Netherlands)	Netherlands
Targus Canada Ltd.	Ontario
Targus Denmark ApS	Denmark
Targus Deutschland GmbH	Germany
Targus Europe Limited	England & Wales
Targus Finland Oy	Finland
Targus Group (UK) Limited	England
Targus India Private Limited	Republic of India
Targus International Holdco (UK) Limited	England
Targus International LLC	Delaware
Targus Italy S.R.L.	Italy
Targus Japan Co. Ltd.	Japan
Targus Korea Corporation	Korea
Targus New Zealand Limited	New Zealand
Targus S.A. Belgium	Belgium
Targus SARL	France
Targus Shanghai Company Ltd.	China
Targus South Africa Pty Ltd.	South Africa
Targus Spain, S.R.L.	Spain
Targus Sweden AB	Sweden
Targus Switzerland GmbH	Switzerland
Targus US LLC	Delaware
Targus US NewCo Inc.	Delaware
Tdsoft Ltd.	Israel
Tempo Telecom, LLC	Georgia
Thirty Two Degrees (assignment for the benefit of creditors), LLC	California
TIGER US HOLDINGS INC.	Delaware
TreePeach Management, LLC	Delaware
TSIF Management Associates, LLC	Delaware
UGC Operations ABC, LLC	California
United Advisor Services, LLC	New Jersey
United Advisors, LLC	New Jersey
United Advisors, LLC (DE)	Delaware
United Online Advertising Network, Inc.	Delaware
United Online Software Development (India)*	Republic of India

Exhibit 21.1

Subsidiaries of B. Riley Financial, Inc. – December 31, 2023

United Online Web Services, Inc.	Delaware
United Online, Inc.	Delaware
Vancouver Telephone Company Limited	British Columbia
Workshop Cafe ABC, LLC	California
WSquare (ASSIGNMENT FOR THE BENEFIT OF CREDITORS), LLC	Texas
YMax Communications Corp.	Delaware
YMax Communications Corp. of Virginia	Virginia
YMax Corporation	Delaware

*	B. Riley Financial, Inc. owns less than 100% of these subsidiaries.